UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 March 11, 2005


                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                          1-8351                      31-0791746
 (State or other             (Commission File Number)          (I.R.S. Employer
 jurisdiction of                                                Identification
  incorporation)                                                    Number)


      2600 Chemed Center, 255 East 5th Street, Cincinnati, OH     45202
            (Address of principal executive offices)            (Zip Code)


               Registrant's telephone number, including area code:
                                 (513) 762-6900

Item 8.01 Other Events

     On March 14, 2005, Chemed Corporation ("the Company") issued a news release with respect to a 2-1 split of the Company's capital stock. The Company is furnishing this 8-K pursuant to Item 8.01 "Other Events."


Item 9.01 Financial Statements and Exhibits

     c)   Exhibits
          (99.1) Registrant's press release dated March 14, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CHEMED CORPORATION


Dated: March 14, 2005                          By: /s/ Arthur V. Tucker, Jr.
       --------------                              -------------------------
                                                   Arthur V. Tucker, Jr.
                                                   Vice President and Controller